NASDAQ: BLIN

BRIDGELINE DIGITAL


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Investor Update

September 13, 2021

Safe Harbor Statement

The information in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statement by use of the words "may," "will," "should," "plans," "explores," "expects," "anticipates," "continues," "estimates," "projects," "intends," and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in customer order patterns, changes in customer offering mix, continued success in technological advances and delivering technological innovations, delays due to issues with outsourced service providers, and various other factors beyond the control of Bridgeline Digital, Inc. (the "Company"). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from the industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Highlights


Profitable Growth
$4.0M
$3.0M
$2.0M
$1.0M
$ -
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21*
Subscription
Services
Adj EBITDA

31% Q3 CAGR	**47%** Q4 CAGR*	**76%** Subscription Revenue
9% Adj EBITDA	**$10M** Cash	**2X** EV/Revenue

Company

- Cloud Software in Marketing Technology
- Help Online Retailers Grow Revenue
- Touchless Sales Model

Profitable Growth

- 5 Quarters Growth with Positive Adj EBITDA
- Guidance for Even Stronger Q4 Growth
- Value Investment

Recent Events

- 2 Acquisitions in 2021
- Strong Cash Position
- Record Sales

*Q4 Guidance: Subscription & License sequential growth of 20%, assuming flat Services revenue.

BRIDGELINE
DIGITAL

MarTech Market

Marketing Technology

Digital Marketing Software to Drive Online Sales

Rapidly evolving market thanks to AI, Mobile, and market trend from brick & mortar to online shopping.


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974,821
27
14,660
Activity Performance

Manage Content & Data
Robust platform for publishing timely content updates, managing eCommerce operations and launching online marketing campaigns.

Mobile and Voice
Consistent experiences across various devices for increased accessibility and engagement.

Automation & Personalization
Intelligent solutions for attracting, engaging, nurturing and converting prospects to loyal customers.

MarTech Market

COVID-19 Crisis Accelerates Shift to Online Retail



25%
20%
15%
10%
5%
0%
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020
Q2 2020
16%
Q1 2000
0.8%
$1,311b
Total retail sales Q2 '20
$212b
E-commerce sales Q2 '20



28% CAGR
22% CAGR
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Digital Marketing Content Management
Web & Social Media CM
Content Analytics
Web Experience Management
Digital Asset Management
Web Creation & Editing Tools

Accelerating Growth

- 22% CAGR in 2019 => 28% CAGR since COVID
- Shifting marketing budgets from brick & mortar to eCommerce
- B2B is 2/3 of market but 1/3 only of online market

Sources:

- www.statista.com/chart/14011/e-commerce-share-of-total-retail-sales
- www.psmarketresearch.com/market-analysis/web-content-management-market
- www. chiefmartec.com/2020/04/marketing-technology-landscape-2020-martech-5000

BRIDGELINE
DIGITAL

Strategy

eCommerce360: High Growth Strategy

31%	9%	47%	76%
Q3 CAGR	Adj EBITDA	Q4 CAGR*	Subscription

Market

Long-Term Growth Trend

- 28% CAGR
- Long-Term Fundaments



M&A

Accretive with Fast Integration

- Target Rich Environment
- Multiple Accretive Acquisitions



2011
2012
2014
2015
2016
2017
2018
2019
2020
~150
~350
~1,000
~2,000
~3,500
~5,000
~6,800
~7,000
8,000

Sales

Faster & Efficient

- Marketplaces & Partners
- Dashboard Drives Cross Sales



*Q4 Guidance: Subscription & License sequential growth of 20%, assuming flat Services revenue.

Platforms and Apps

Platforms

- Foundation for online marketing
- Extensive customization
- Purchased once every 5 years
- Enterprise sales cycle

Apps

- Extend platforms
- Out of the Box
- Purchased frequently
- Touchless sales cycle

Platforms

Apps

Apps Expand Our Total Addressable Market

Platform

CONTENT	COMMERCE	PORTAL
Publishing	Catalog	Native Salesforce
Enterprise Search	Cart & Checkout	Compliance
SEO Management	Shipping & Payments	Authenticated Users
Workflows	Coupons	Omni-Channel
Translation	Personalization	Intranet

Apps

MARKETING	PAGES	TRANSLATE	INSIGHTS	SEARCH
Email Marketing	Franchise Pages	Translation	Dashboard	Natural Language
Lead Capture	Store Locator	Workflow	Performance	Machine Learning
Automation	Traffic & SEO	Language	Heatmapping	Merchandising
Segmentation	Email	Industry Solutions	Recording	Product Finder
Landing Pages	Online Order	International SEO	Funnel Analysis	Search Analytics

Platform

- Customers ready to re-platform
- Purchase once every 5-years
- Enterprise sales cycle

Apps

- Customers unwilling to platform
- Purchase as needed
- Touchless sales cycle

CELEBROS orchestra unbound woorank DataBravo hawksearch

Apps Drive More Sales Per Marketing Dollar


Marketplace

Platform

salesforce appexchange | shopifyplus | Magento | BIGCOMMERCE

Marketplaces

- Apps Help Platforms Retain Customers
- Apps are Revenue Stream for Platforms

Platform Sales Cycle

- 6 months
- $100K Customer Acquisition Costs

App Sales Cycle

- 6 weeks
- $10K Customer Acquisition Costs

eCommerce360 Strategy

REVENUE = TRAFFIC x CONVERSION x AOV


HubSpot
Constant Contact
woorank
semrush
unbounce
yext
TRAFFIC
REVENUE
CONVERSION
AOV
UNBXD
CELEBROS
hawksearch
instantsearch+
algolia
nosto
Listen360
unbound
dotdigital

Help You Grow Online Revenue

- Drive Traffic
- Boost Conversion
- Raise AOV

Execution

- Portfolio of Revenue Generating Apps
- Dashboard Drives Cross-Sales in Customer Base
- Strategic Growth Adds Apps and Customers

Results

- App Revenue from 10% to 65%
- Product Suite from 2 to 6 Apps
- CAC $100K to $10K
- Sales Cycle from 6 months 6 weeks
- 5 consecutive quarters positive Adj EBITDA

Dashboard


hawksearch
Home
Workbench
Reports
Preview
Admin
HP Global
Home
Last Week
Last Month
Marketing
+ Add Tab
Device Usage
Pagination Activity
Edit
Auto-complete Clicks
Recommendations
Increase your traffic
woorank
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Monthly Usage
Queries
Items
Top 10 Keyword Searches
Sitemap
Status: Success
Time
Clicks - Daily
Traffic Builder
Loyalty
Personalization

Cross Sale Dashboard

- Product Recommendations
- Freemium for Rapid Adoption

Prescriptive Marketplace

- Artificial Intelligence
- Trusted Advisor
- Recommendation vs Browsing

Strategic Growth



2011
2012
2014
2015
2016
2017
2018
2019
2020
~150
~350
~1,000
~2,000
~3,500
~5,000
~6,800
~7,000
8,000

Acquisitions

woorank hawksearch seevolution STANTIVE Technologies Group

Target Rich Environment

- 8,000 Apps
- $2M - $5M revenue
- Customer Base is as Important as Tech

Easy Integration

- Dashboard is Fast Technical Integration
- Dashboard Cross Sells

Deal Structure

- < 2x Revenue
- Earn-Out
- Stock and Cash Mix
- Accretive with Synergies

Woorank Acquisition



HubSpot
Constant Contact
woorank
semrush
unbounce
yext
TRAFFIC
REVENUE
CONVERSION
AOV
UNBXD
CELEBROS
hawksearch
instantsearch+
algolia
dotdigital
nosto
Listen360
unbound

$2M	1,800	<2x
ARR	Customers	Acq Price

Highlights

- Dashboard
- Traffic App
- Lead Generating Machine



LEAD GENERATION
CUSTOMERS

Hawk Acquisition


HubSpot
Constant Contact
woorank
semrush
unbounce
yext
TRAFFIC
REVENUE
CONVERSION
AOV
UNBXD
CELEBROS
hawksearch
instantsearch+
algolia
dotdigital
nosto
Listen360
unbound

$5M	350	<2x
ARR	Customers	Acq Price

Highlights

- Celebros Competitor
- Bestselling Product
- Excellent Synergies


hawksearch
CELEBROS

eCommerce360: What to Expect Going Forward

31%	9%	47%	76%
Q3 CAGR	Adj EBITDA	Q4 CAGR*	Subscription

Market

Long-Term Growth Trend

- 28% CAGR
- Long-Term Fundaments



M&A

Accretive with Fast Integration

- Target Rich Environment
- Multiple Accretive Acquisitions


2011
2012
2014
2015
2016
2017
2018
2019
2020
~150
~350
~1,000
~2,000
~3,500
~5,000
~6,800
~7,000
8,000

Sales

Faster & Efficient

- Marketplaces & Partners
- Dashboard Drives Cross Sales



*Q4 Guidance: Subscription & License sequential growth of 20%, assuming flat Services revenue.

BRIDGELINE
DIGITAL

Financials

Income Statement

Income Statement	Q1 FY21	Q2 FY21	Q3 FY21
Revenue			
Services	837	885	821
Subscription & License	1,999	1,989	2,624
Revenue	**2,836**	**2,873**	**3,446**
Cost of Goods Sold	**957**	**1,065**	**1,195**
Gross Profit			
Services	463	411	373
Subscription & License	1,416	1,398	1,878
Gross profit	**1,879**	**1,809**	**2,251**
Services GM	55%	46%	45%
Subscription & License GM	71%	70%	72%
Gross Margin	66%	63%	65%
Operating Expenses			
S&M	444	524	760
G&A	465	608	610
R&D	349	479	622
Depr&Amort	232	240	306
Restructuring	210	85	573
Operating Expenses	1,699	1,936	2,871
Operating Income	**180**	**(127)**	**(620)**
Other Income/Expenses	(1,341)	(429)	(2,994)
Net Income	**(1,160)**	**(556)**	**(3,615)**
Adjusted EBITDA	**676**	**239**	**304**

*Q4 Guidance: Subscription & License sequential growth of 20%, assuming flat Services revenue.

Revenue

- 31% CAGR Q3
- 47% CAGR Q4 guidance*
- 75% of revenue is Subscripton & License

Gross Profit

- 72% Subscription & License Gross Margin

Operating Expenses

- Continued Investment in S&M and R&D

Adj EBITDA

- One-time M&A expenses
- Non-cash charge on warrants

Balance Sheet

Balance Sheet	Q1 FY21	Q2 FY21	Q3 FY21
Assets			
Current Assets			
Cash and Equivalents	1,277	3,497	4,768
Other Current Assets	1,935	2,275	2,763
Total Current Assets	**3,212**	**5,772**	**7,531**
Equipment, Intangibles, and Depreciation	3,227	5,015	9,275
Goodwill	5,557	8,018	15,961
Other Assets	411	86	1,261
Total Assets	**12,408**	**18,891**	**34,028**
Liabilities			
Current Liabilities			
Accounts Payable	1,132	1,237	2,176
Accrued Liabilities	982	892	931
Accrued Earnouts	-	2,006	6,187
Deferred Revenue	2,335	2,627	3,580
Current Portion of Debt	-	659	755
Total Current Liabilities	**4,450**	**7,422**	**13,629**
Long Term Debt, Net of Current Portion	0	1,461	1,288
Warrant Liability, Net of Current Portion	3,927	4,204	8,823
Other Long Term Liabilities	774	416	1,963
Total Liabilities	**9,151**	**13,503**	**25,703**
Total Stockholders' Equity	**3,257**	**5,389**	**8,326**
Total Liabilities and Stockholders' Equity	**12,408**	**18,891**	**34,028**

Assets

- $4.8M cash in Q3
- $10M cash in July announced

Liabilities

- $2M debt < 3% APR staggered over 6 yrs
- $6.2M in earn-out payments over 2 yrs
- Warrant liability fluxes with stock price

Equity

- $1M PPP loan converted to equity

Cap Table

	6/30/2021	7/31/2021	Notes
Common Stock	6,844	8,394	1.6M warrants exercised
Preferred Stock	1,881	1,881	as converted
Total Stock	8,725	10,275	as converted
Warrants	3,382	1,789	$6.1M cash exercise
Employee Stock Options	655	755	$1.5M cash exercise
Total Warrants/Options	4,036	2,543	$7.7M cash exercise
Total Stock & Warrants/Options	12,761	12,818	increase $8.0M cash to company

Preferred Stock

- No dividends
- No special rights, converts to common

Warrants

- 928K at $4.00 exercise price
- 861K at $2.71 weighted average

Employee Stock Options

- 755K at $2.03 weighted average

Comps

As of 6/30/2021	Ticker	Share Price	Revenue**	Norm EBITDA**	Enterprise Val	EV / Rev
Verb Tech	VERB	$ 2.05	$9,877	($31,202)	$122,530	12x
Bango* **	BGO.L	$ 213.50	$20,094	$2,335	$154,305	8x
Izea Worldwide	IZEA	$ 2.55	$22,345	($2,837)	$94,150	4x
Marin Software	MRIN	$ 10.73	$26,450	($9,185)	$114,550	4x
SharpSpring	SHSP	$ 17.10	$31,000	($10,416)	$204,150	7x
Sprout Social	SPT	$ 89.42	$156,000	($19,390)	$4,670,000	30x
Big Commerce	BIGC	$ 64.92	$178,551	($40,671)	$4,500,000	25x
Elastic N.V.	ESTC	$ 145.76	$672,000	($123,407)	$13,180,000	20x
HubSpot	HUBS	$ 582.72	$1,070,000	($9,605)	$26,870,000	25x
Wix	WIX	$ 290.28	$1,160,000	($160,286)	$16,260,000	14x
Shopify	SHOP	$ 1,460.98	$3,853,241	$500,605	$175,620,000	46x
Bridgeline	BLIN	$ 4.30	$11,860	$2,518	$28,450	2x

Q3 Quarter ending 6/30/2021

- $5.25 Analyst Target
- 31% CAGR Q3
- $4.2M Cash
- $2.5M Normalized EBITDA
- 2x EV/Rev Trading at Discount to Comps

Subsequent Events Since Q3

- $6.50 Analyst Target
- 47% CAGR Q4 Guidance*
- $10M Cash
- 1.6M Additional Shares

Compelling Investment

- Trading at < 2x EV/Rev
- Even $6.50 is < 4x EV/Rev Comps

Revenue, Normalized EBITDA, and Enterprise Value in thousands
* Q4 Guidance: Subscription & License sequential growth of 20%, assuming flat Services revenue.
** Yahoo finance Trailing Twelve Months
*** GBP converted to USD at 1.38